UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 8, 2006
ROCKY BRANDS, INC.
(Exact name of registrant as specified in its charter)

Ohio	0-21026	31-1364046

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

39 East Canal Street, Nelsonville, Ohio		45764

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (740) 753-1951
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Definitive Material Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2

Item 1.01 Entry Into a Definitive Material Agreement.
     On November 8, 2006, Rocky Brands, Inc. (the “Company”) and certain of its subsidiaries entered into Amendment No. 4 to Loan and Security Agreement and Waiver with the financial institutions party thereto (each a “Lender” and collectively, the “Lenders”), and GMAC Commercial Finance LLC (“GMAC CF”), as administrative agent and sole lead arranger for the Lenders (the “GMAC CF Amendment”). Also, on November 8, 2006, the Company and certain of its subsidiaries entered into Second Amendment to Note Purchase Agreement and Waiver with the note purchasers party thereto (each a “Purchaser” and collectively, the “Purchasers”), and American Capital Financial Services, Inc. (“ACAS”), as administrative and collateral agent for the Purchasers (the “ACAS Amendment”). (The GMAC CF Amendment and the ACAS Amendment are referred to herein as the “Amendments.”)
     The Amendments altered the terms of restrictive covenants through December 2007 pertaining to minimum EBITDA, senior and total leverage, and fixed charges contained within the Company’s debt agreement with GMAC and the Company’s term loan agreement with ACAS. Additionally, the ACAS Amendment increased the interest rate to LIBOR plus 8.5%.
     The foregoing description of the Amendments and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendments. Copies of the Amendments are attached hereto as Exhibit 10.1 and Exhibit 10.2 and are incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     See “Item 1.01 Entry into a Material Definitive Agreement,” which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 4 to Loan and Security Agreement and Waiver, dated as of November 8, 2006, by and among Rocky Brands, Inc., Lifestyle Footwear, Inc., EJ Footwear LLC, HM Lehigh Safety Shoe Co. LLC, Georgia Boot LLC, Georgia Boot Properties LLC, Durango Boot Company LLC, Northlake Boot Company LLC, Lehigh Safety Shoe Co. LLC, and Lehigh Safety Shoe Properties LLC, as Borrowers, the financial institutions party thereto (each a “Lender” and collectively, the “Lenders”), and GMAC Commercial Finance LLC, as administrative agent and sole lead arranger for the Lenders.

10.2	Second Amendment to Note Purchase Agreement and Waiver, dated as of November 8, 2006, by and among Rocky Brands, Inc., Lifestyle Footwear, Inc., EJ Footwear LLC, HM Lehigh Safety Shoe Co. LLC, Georgia Boot LLC, Georgia Boot Properties LLC, Durango Boot Company LLC, Northlake Boot Company LLC, Lehigh Safety Shoe Co. LLC, and Lehigh Safety Shoe Properties LLC, as the Loan Parties, the purchasers party thereto (each a “Purchaser” and collectively, the “Purchasers”), and American Capital Financial Services, Inc., as administrative and collateral agent for the Purchasers.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rocky Brands, Inc.

Date: November 13, 2006	By:	/s/ James E. McDonald
James E. McDonald, Executive Vice
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 4 to Loan and Security Agreement and Waiver, dated as of November 8, 2006, by and among Rocky Brands, Inc., Lifestyle Footwear, Inc., EJ Footwear LLC, HM Lehigh Safety Shoe Co. LLC, Georgia Boot LLC, Georgia Boot Properties LLC, Durango Boot Company LLC, Northlake Boot Company LLC, Lehigh Safety Shoe Co. LLC, and Lehigh Safety Shoe Properties LLC, as Borrowers, the financial institutions party thereto (each a “Lender” and collectively, the “Lenders”), and GMAC Commercial Finance LLC, as administrative agent and sole lead arranger for the Lenders.

10.2	Second Amendment to Note Purchase Agreement and Waiver, dated as of November 8, 2006, by and among Rocky Brands, Inc., Lifestyle Footwear, Inc., EJ Footwear LLC, HM Lehigh Safety Shoe Co. LLC, Georgia Boot LLC, Georgia Boot Properties LLC, Durango Boot Company LLC, Northlake Boot Company LLC, Lehigh Safety Shoe Co. LLC, and Lehigh Safety Shoe Properties LLC, as the Loan Parties, the purchasers party thereto (each a “Purchaser” and collectively, the “Purchasers”), and American Capital Financial Services, Inc., as administrative and collateral agent for the Purchasers.

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